                                                                    Exhibit 10.1

                                                           As of January 1, 2001
Mr. Lawrence Goldberg
1156 Via de la Paz
Pacific Palisades, California  90272

Dear Mr. Goldberg:

This letter confirms the terms of your employment by Activision Publishing, Inc.
("Employer").

1.   Term

     The term of your employment  under this agreement shall commence on January
1, 2001 and expire on March 31,  2004,  unless  earlier  terminated  as provided below.

2.   Salary

     (a) In full consideration for all rights and services provided by you under this  agreement,  you shall  receive an annual base salary of $287,500  from the effective  date of this  Agreement to March 31,  2001,  an annual base salary of
$330,000 from April 1, 2001 to March 31, 2002, an annual base salary of $365,000 from April 1, 2002 to March 31, 2003 and an annual base salary of $400,000  from
April 1, 2003 to March 31, 2004.

     (b) Base salary  payments shall be made in accordance  with Employer's then prevailing payroll policy.  Each base salary referred to in Paragraph 2(a) shall constitute your minimum base salary during the applicable  period, and your base salary may be  increased  above the minimum at any time if  Employer's  Board of
Directors (or the  Compensation  Committee of such Board of  Directors),  in its sole and  absolute  discretion,  elects to do so. In the event of an increase in your base salary  beyond the  applicable  minimum  base salary for a  particular period,  such  increased  base salary  shall then  constitute  your minimum base salary for all subsequent  periods under this agreement,  but only to the extent such increased  base salary is in excess of the minimum base salary  referred to in Paragraph 2(a) for the corresponding period.

     (c) Notwithstanding anything to the contrary set forth above but subject to the right of termination  granted to you pursuant to Paragraph  10(b),  Employer shall not be required to actually  use your  services,  and payment of your base salary during the applicable period of your employment under this agreement will discharge Employer's obligations to you hereunder.  Such payment,  however, will not discharge your obligations to Employer hereunder.

     (d) In  addition to your base  salary,  you shall be eligible to receive an annual  performance  based bonus  targeted at sixty percent (60%) of your annual base  salary,  in  compliance  with  Employer's  standard  bonus  plan  which is established  on a yearly  basis by  Employer's  senior  management  and Board of
Directors  (or the  Compensation  Committee of such Board of  Directors)  and is based  on a  number  of  factors  that  may  include,  without  limitation,  the achievement of corporate earning and operating margin goals.

     (e) You also are being granted under Employer's  existing or modified stock option plan,  options to purchase 75,000 shares of Employer's common stock. Such options  are in  addition  to the  stock  options  previously  issued  to you by
Employer. The 75,000 options will be issued on

January 2, 2001 at an exercise price of $13.625 and will vest as follows: 15,000 options will vest on July 1, 2001;  7,500  options will vest on January 1, 2002;
7,500  options will vest on July 1, 2002;  7,500 options will vest on January 1,
2003;  7,500  options  will vest on July 1,  2003;  7,500  options  will vest on
January 1, 2004;  7,500  options will vest on July 1, 2004;  and 15,000  options will vest on January 1, 2005. You also shall receive an additional  20,000 stock options on or about April 2001 in connection with the company's  standard annual option grant  program,  which will vest ratably over two years,  with one fourth
(1/4) of the amount  granted  vesting at the end of each six month period.  Such options will be governed in all other  respects by Employer's  stock option plan in effect at the time of grant. You also shall be eligible to receive additional options,  under Employer's existing or modified stock option plan, if Employer's
Board of Directors (or the  Compensation  Committee of such Board of Directors), in its  sole  and  absolute  discretion,  determines  that  the  grant to you of additional options is appropriate.

3.   Title

     You are being  employed  under this  agreement in the position of Executive
Vice President, World Wide Studios.

4.   Duties

     You shall personally and diligently  perform,  on a full-time and exclusive basis, such services as Employer or any of its divisions may reasonably require, provided that such services are consistent with your position with Employer. You shall  observe  all  reasonable  rules and  regulations  adopted by  Employer in connection with the operation of its business and carry out all  instructions of
Employer.  You will at all  times  perform  all of the  duties  and  obligations required by you under this agreement in a loyal and conscientious  manner and to the best of your ability and experience.

5.   Expenses

     To the extent you incur necessary and reasonable  business  expenses in the course of your employment, you shall be reimbursed for such expenses, subject to
Employer's  then  current  policies  regarding  reimbursement  of such  business expenses.

6.   Other Benefits

     You shall be entitled to those  benefits  which are standard for persons in similar  positions with Employer,  including  coverage under Employer's  health,
life  insurance  and  disability   plans,  and  eligibility  to  participate  in
Employer's  401(k)  plan.   Nothing  paid  to  you  under  any  such  plans  and
arrangements (nor any bonus or stock options which Employer's Board of Directors
(or the  Compensation  Committee  of such Board of  Directors),  in its sole and absolute  discretion,  shall provide to you) shall be deemed in lieu, or paid on account,  of your base salary.  You expressly agree and  acknowledge  that after expiration  or early  termination  of the  term of your  employment  under  this agreement, you are entitled to no additional benefits not expressly set forth in this agreement, except as specifically provided under the benefit plans referred to above  and  those  benefit  plans  in which  you  subsequently  may  become a participant,  and subject in each case to the terms and  conditions of each such plan.  Notwithstanding  anything to the contrary  set forth above,  you shall be entitled to receive  those  benefits  provided by COBRA upon the  expiration  or early termination of the term of your employment under this agreement.

7.   Vacation and Paid Holidays

     (a) You will be  entitled  to paid  vacation  days in  accordance  with the normal vacation policies of Employer in effect from time to time,  provided that in no event shall you be entitled to less than twenty (20) days of paid vacation per year.

     (b) You shall be  entitled  to all paid  holidays  given by Employer to its full-time employees.

8.   Protection of Employer's Interests

     During the term of your employment by Employer, you will not compete in any manner,  whether  directly or  indirectly,  as a principal,  employee,  agent or owner,  with Employer,  or any affiliate of Employer,  except that the foregoing will not prevent you from holding at any time less than five percent (5%) of the outstanding  capital  stock of any company whose stock is publicly  traded.  All rights  worldwide with respect to any and all  intellectual or other property of any  nature  produced,  created  or  suggested  by you  during  the term of your employment or resulting from your services which (i) relate in any manner at the time of  conception  or  reduction  to  practice  to the actual or  demonstrably anticipated business of Employer,  (ii) result from or are suggested by any task assigned to you or any work performed by you on behalf of Employer, or (iii) are based on any property owned or idea conceived by Employer, shall be deemed to be a work made for hire and shall be the sole and  exclusive  property of Employer.
You agree to  execute,  acknowledge  and  deliver  to  Employer,  at  Employer's request, such further documents,  including copyright and patent assignments, as
Employer finds appropriate to evidence  Employer's rights in such property.  Any confidential  and/or  proprietary  information  of Employer or any  affiliate of
Employer  shall not be used by you or disclosed or made  available by you to any person except as required in the course of your employment,  and upon expiration or  earlier  termination  of the term of your  employment,  you shall  return to
Employer all such  information  which exists in written or other  physical  form
(and all copies thereof) under your control.  Without limiting the generality of the foregoing, you acknowledge signing and delivering to Employer the Activision
Employee  Proprietary  Information  Agreement  and you agree  that all terms and conditions  contained  in  such  agreement,  and  all of  your  obligations  and commitments  provided for in such  agreement,  shall be deemed,  and hereby are, incorporated into this agreement as if set forth in full herein.  The provisions of the immediately  preceding four sentences of this paragraph shall survive the expiration or earlier termination of this agreement.

9.   Services Unique

     You recognize that the services being performed by you under this agreement are of a special,  unique,  unusual,  extraordinary  and intellectual  character giving  them a  peculiar  value,  the  loss of which  cannot  be  reasonably  or adequately  compensated  for in  damages,  and in the  event of a breach of this agreement  by you  (particularly,  but without  limitation,  with respect to the provisions  hereof  relating  to  the  exclusivity  of  your  services  and  the provisions of paragraph 8 of this agreement), Employer shall, in addition to all other  remedies  available  to it, be  entitled  to  equitable  relief by way of injunction and any other legal or equitable remedies.

10.  Termination

     (a) At any time during the term of your employment,  Employer may terminate your  employment  under this  agreement for (i) your willful,  reckless or gross misconduct, (ii) your material breach of this agreement, or (iii) for other good cause, as such term is defined under California law.

     (b) You may  terminate  your  employment  under  this  agreement  (i)  upon
Employer's  material  breach of the  agreement,  (ii) upon any relocation of the place at which you  primarily  are  performing  your  services  to Employer to a location which is outside the Los Angeles county area,  (iii) if Employer elects to not actually use your services and continues to pay your base salary pursuant to Paragraph  2(c) above for a period of one hundred  twenty  (120)  consecutive days, or (iv) in the event Employer  commences the production or distribution of an entertainment software or other product which is pornographic.

     (c) In the event of the termination of your employment under this agreement pursuant to Paragraph 10(a) or 10(b), all obligations of each party to the other under this agreement shall immediately terminate.

     (d) In the event of your  death  during  the term of this  agreement,  this agreement  shall  terminate  and  Employer  only shall be  obligated to pay your estate or legal  representative  the  salary  provided  for above to the  extent earned by your prior to such  event.  In the event you are unable to perform the services required of you under this agreement as a result of any disability, and such  disability  continues  for a period of 60 or more  consecutive  days or an aggregate of 90 or more days during any 12-month  period during the term of this agreement,  then Employer shall have the right, at its option, to terminate your employment  under this  agreement.  Unless and until so  terminated,  during any period of  disability  during  which  you are  unable to  perform  the  services required of you under this  agreement,  your base salary shall be payable to the extent of, and subject to, Employer's policies and practices then in effect with regard to sick leave and disability benefits.

11.  Use of Employee's Name

     Employer shall have the right, but not the obligation,  to use your name or likeness for any publicity or advertising purpose.

12.  Assignment

     Employer  may assign this  agreement or all or any part of its rights under this  agreement  to any entity  which  succeeds to all or  substantially  all of
Employer's assets (whether by merger, acquisition, consolidation, reorganization or otherwise) or which Employer may own substantially,  and this agreement shall inure to the benefit of such assignee.

13.  No Conflict with Prior Agreements

     You  represent to Employer  that neither your  commencement  of  employment under this  agreement nor the  performance  of your duties under this  agreement conflicts or will conflict with any  contractual  commitment on your part to any third party,  nor does it or will it violate or interfere with any rights of any third party.

14.  Post-Termination Obligations

     After the expiration or earlier  termination of your employment  under this agreement  for any reason  whatsoever,  you shall not,  either alone or jointly, with or on behalf of others,  directly  or  indirectly,  whether  as  principal, partner, agent, shareholder, director, employee, consultant or otherwise, at any time during a period of one (1) year following such  expiration or  termination, offer  employment  to, or solicit the  employment or engagement of, or otherwise entice away from the employment of Employer or any affiliated entity, either for your own account or for any other  person  firm or  company,  any person who was employed  by  Employer  or any such  affiliated  entity  during the term of your employment,  whether or not such  person  would  commit any breach of his or her contract of  employment  by reason of his or her leaving the service of Employer or any affiliated entity.

15.  Entire Agreement; Amendments; Waiver, Etc.

     (a) This agreement  supersedes all prior or contemporaneous  agreements and statements,  whether  written or oral,  concerning the terms of your  employment with  Employer,  and no amendment or  modification  of this  agreement  shall be binding  against  Employer  unless set forth in a writing signed by Employer and delivered  to  you.  Without  limiting  the  generality  of the  foregoing,  you acknowledge  that this agreement  supersedes  your prior written  agreement with
Employer dated April 1, 2000, and such agreement is hereby  declared  terminated and of no further force and effect.

     (b) You have  given no  indication,  representation  or  commitment  of any nature to any broker,  finder, agent or other third party to the effect that any fees or  commissions  of any nature  are, or under any  circumstances  might be, payable by  Employer  or any  affiliate  of  Employer  in  connection  with your employment under this agreement.

     (c) No  waiver  by either  party of any  breach  by the other  party of any provision or condition of this agreement shall be deemed a waiver of any similar or  dissimilar  provision or  condition  at the same or any prior or  subsequent time.

     (d) Nothing contained in this agreement shall be construed so as to require the  commission  of any act contrary to law and  wherever  there is any conflict between any provision of this agreement and any present or future statute,  law, ordinance  or  regulation,  the  latter  shall  prevail,  but in such  event the provision of this agreement  affected shall be curtailed and limited only to the extent necessary to bring it within legal requirements.

     (e) This agreement does not constitute a commitment of Employer with regard to your  employment,  express or  implied,  other  than to the extent  expressly provided for herein. Upon termination of this agreement, it is the contemplation of both parties that your employment with Employer shall cease, and that neither
Employer  nor you  shall  have any  obligation  to the  other  with  respect  to continued  employment.  In the event that your employment continues for a period of time following the stated expiration date of this contract,  unless and until agreed  to  in a  new  subscribed  written  document,  such  employment  or  any continuation  thereof is "at will," and may be terminated  without obligation at any time by either party giving notice to the other.

     (f) This  agreement  shall be governed by and construed in accordance  with the  laws  of  the  State  of  California  without  regard  to  conflict  of law principles.

     (g) In  accordance  with the  Immigration  Reform and  Control Act of 1986, employment under this agreement is conditioned upon  satisfactory  proof of your identity and legal ability to work in the United States.

     (h) To the  extent  permitted  by law,  you  will  keep  the  terms of this agreement  confidential,  and you will not disclose any  information  concerning this  agreement  to anyone  other than your  immediate  family and  professional representatives  (provided  they also agree to keep the terms of this  agreement confidential).

16.  Notices

     All notices  which either party is required or may desire to give the other shall be in writing and given either personally or by depositing the same in the
United States mail addressed to the party to be given notice as follows:

     To Employer:                            3100 Ocean Park Boulevard
                                             Santa Monica, California 90405
                                             Attention:  Senior Vice President
                                             and General Counsel

     To Employee:                            1156 Via de la Paz
                                             Pacific Palisades, California 90272

     Either party may by written notice designate a different address for giving of notices.  The date of mailing of any such  notices  shall be deemed to be the date on which such notice is given.

17.  Headings

     The  headings  set forth  herein are  included  solely  for the  purpose of identification  and shall not be used for the purpose of construing  the meaning of the provisions of this agreement.

     If the  foregoing  accurately  reflects our mutual  agreement,  please sign where indicated.

ACCEPTED AND AGREED TO:

Employer                                     Employee

By:  /s/ Ron Doornink                       By:    /s/ Lawrence Goldberg
     -----------------------------                 ----------------------------
        Ron Doornink                                Lawrence Goldberg
        President and Chief
        Operating Officer

Date: May 24, 2001                           Date:  May 24, 2001
      ----------------------------                  ---------------------------